Exhibit 99.1

Contact:	Wallace R. Cooney	For Immediate Release
	(703) 345-6470	October 29, 2025

GRAHAM HOLDINGS COMPANY REPORTS
THIRD QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the third quarter of 2025. The Company also filed its Form 10-Q today for the quarter ended September 30, 2025 with the Securities and Exchange Commission.
Division Operating Results
Revenue for the third quarter of 2025 was $1,278.9 million, up 6% from $1,207.2 million in the third quarter of 2024. Revenues increased at education, manufacturing and healthcare, partially offset by declines at television broadcasting and automotive. The Company reported operating income of $67.1 million for the third quarter of 2025, compared to $81.6 million for the third quarter of 2024. The decrease in operating results is due to declines at television broadcasting and automotive, partially offset by improved results at education, manufacturing, healthcare and other businesses. The Company reported adjusted operating cash flow (non-GAAP) of $110.1 million for the third quarter of 2025, compared to $126.1 million for the third quarter of 2024. Adjusted operating cash flow declined at television broadcasting and automotive, partially offset by increases at education, manufacturing, healthcare and other businesses. Capital expenditures totaled $20.2 million and $23.8 million for the third quarter of 2025 and 2024, respectively.
Revenue for the first nine months of 2025 was $3,660.5 million, up 3% from $3,545.1 million in the first nine months of 2024. Revenues increased at education, manufacturing, healthcare and other businesses, partially offset by declines at television broadcasting and automotive. The Company reported operating income of $187.4 million for the first nine months of 2025, compared to $143.0 million for the first nine months of 2024. Excluding goodwill and other long-lived asset impairment charges, the improvement in operating results is due to increases at education, manufacturing and healthcare, partially offset by declines at television broadcasting and automotive. The Company reported adjusted operating cash flow (non-GAAP) of $309.5 million for the first nine months of 2025, compared to $307.4 million for the first nine months of 2024. Adjusted operating cash flow increased at education, manufacturing and healthcare, partially offset by declines at television broadcasting, automotive and other businesses. Capital expenditures totaled $54.1 million and $66.0 million for the first nine months of 2025 and 2024, respectively.
Acquisitions and Dispositions of Businesses
In the first half of 2025, the Company completed the sale of various websites and related businesses that made up World of Good Brands (WGB). All remaining WGB operations were substantially shut down by the end of the third quarter of 2025.
On July 15, 2025, Hoover acquired Arconic Architectural Products, LLC, a wholly-owned subsidiary of Arconic Corporation, which manufactures aluminum cladding products and operates within the broader non-residential materials space from its facility in Eastman, GA. A significant portion of the purchase price was funded by the Company’s assumption of $107.4 million in net pension obligations.
The Company recently decided to cease operations of the Ourisman Jeep of Bethesda dealership, which was closed in early September 2025.
On October 21, 2025, the Company acquired a Honda automotive dealership in Woodbridge, VA, including the real property for the dealership operations.
Debt, Cash and Marketable Equity Securities
At September 30, 2025, the Company had $731.9 million in borrowings outstanding at an average interest rate of 5.9%, including $67.2 million outstanding on its $300 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,242.9 million at September 30, 2025.
Overall, the Company recognized $84.8 million and $117.0 million in net gains on marketable equity securities in the third quarter and first nine months of 2025, respectively, compared to $30.5 million and $154.3 million in net gains on marketable equity securities in the third quarter and first nine months of 2024, respectively.
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Common Stock Repurchases
During the first nine months of 2025, the Company purchased a total of 3,978 shares of its Class B common stock at a cost of $3.5 million. At September 30, 2025, there were 4,361,833 shares outstanding. On September 12, 2024, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock; the Company has remaining authorization for 462,482 shares as of September 30, 2025.
Overall Company Results
The Company reported net income attributable to common shares of $122.9 million ($27.91 per share) for the third quarter of 2025, compared to $72.5 million ($16.42 per share) for the third quarter of 2024. For the first nine months of 2025, the Company reported net income attributable to common shares of $183.6 million ($41.75 per share), compared to $175.8 million ($39.49 per share) for the first nine months of 2024.
The results for the third quarter and first nine months of 2025 and 2024 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $62.0 million ($14.08 per share) for the third quarter of 2025, compared to $76.1 million ($17.25 per share) for the third quarter of 2024. Excluding these items, net income attributable to common shares was $176.1 million ($40.05 per share) for the first nine months of 2025, compared to $183.5 million ($41.20 per share) for the first nine months of 2024.
Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the Company’s 2024 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Form 10-Q for the quarter ended September 30, 2025 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	September 30%
(in thousands, except per share amounts)	2025	2024	Change
Operating revenues	$1,278,859	$1,207,162	6
Operating expenses	1,180,498	1,095,797	8
Depreciation of property, plant and equipment	19,298	21,332	(10)
Amortization of intangible assets	9,692	8,385	16
Impairment of intangible and other long-lived assets	2,235	—	—
Operating income	67,136	81,648	(18)
Equity in earnings (losses) of affiliates, net	15,780	(13,361)	—
Interest income	1,464	2,277	(36)
Interest expense	(17,164)	(25,896)	(34)
Non-operating pension and postretirement benefit income, net	31,047	38,307	(19)
Gain on marketable equity securities, net	84,768	30,496	—
Other income (expense), net	7	(465)	—
Income before income taxes	183,038	113,006	62
Provision for income taxes	56,800	38,500	48
Net income	126,238	74,506	69
Net income attributable to noncontrolling interests	(3,313)	(2,003)	65
Net Income Attributable to Graham Holdings Company Common Stockholders	$122,925	$72,503	70
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$28.19	$16.54	70
Basic average number of common shares outstanding	4,334	4,352
Diluted net income per common share	$27.91	$16.42	70
Diluted average number of common shares outstanding	4,378	4,384
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended
	September 30%
(in thousands, except per share amounts)	2025	2024	Change
Operating revenues	$3,660,546	$3,545,104	3
Operating expenses	3,386,690	3,280,590	3
Depreciation of property, plant and equipment	59,504	66,032	(10)
Amortization of intangible assets	24,757	29,194	(15)
Impairment of goodwill and other long-lived assets	2,235	26,287	(91)
Operating income	187,360	143,001	31
Equity in earnings (losses) of affiliates, net	10,466	(8,470)	—
Interest income	6,225	6,566	(5)
Interest expense	(117,547)	(136,607)	(14)
Non-operating pension and postretirement benefit income, net	94,266	105,379	(11)
Gain on marketable equity securities, net	117,026	154,276	(24)
Other (expense) income, net	(20,514)	2,973	—
Income before income taxes	277,282	267,118	4
Provision for income taxes	84,900	86,100	(1)
Net income	192,382	181,018	6
Net income attributable to noncontrolling interests	(8,814)	(5,175)	70
Net Income Attributable to Graham Holdings Company Common Stockholders	$183,568	$175,843	4
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$42.15	$39.74	6
Basic average number of common shares outstanding	4,329	4,395
Diluted net income per common share	$41.75	$39.49	6
Diluted average number of common shares outstanding	4,370	4,423

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GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2025	2024	Change	2025	2024	Change
Operating Revenues
Education	$472,662	$438,090	8	$1,334,206	$1,283,587	4
Television broadcasting	105,087	145,422	(28)	314,625	373,958	(16)
Manufacturing	124,257	95,385	30	318,480	300,914	6
Healthcare	208,415	155,413	34	584,375	431,142	36
Automotive	285,228	289,392	(1)	851,791	902,046	(6)
Other businesses	83,215	83,464	0	257,082	253,753	1
Corporate office	620	576	8	1,861	1,727	8
Intersegment elimination	(625)	(580)	—	(1,874)	(2,023)	—
	$1,278,859	$1,207,162	6	$3,660,546	$3,545,104	3
Operating Expenses
Education	$423,610	$403,200	5	$1,198,936	$1,182,833	1
Television broadcasting	78,313	83,508	(6)	235,513	251,283	(6)
Manufacturing	117,562	90,890	29	298,739	289,085	3
Healthcare	187,423	141,153	33	519,969	398,054	31
Automotive	278,920	280,328	(1)	829,698	873,127	(5)
Other businesses	108,230	112,358	(4)	340,630	364,563	(7)
Corporate office	18,290	14,657	25	51,575	45,181	14
Intersegment elimination	(625)	(580)	—	(1,874)	(2,023)	—
	$1,211,723	$1,125,514	8	$3,473,186	$3,402,103	2
Operating Income (Loss)
Education	$49,052	$34,890	41	$135,270	$100,754	34
Television broadcasting	26,774	61,914	(57)	79,112	122,675	(36)
Manufacturing	6,695	4,495	49	19,741	11,829	67
Healthcare	20,992	14,260	47	64,406	33,088	95
Automotive	6,308	9,064	(30)	22,093	28,919	(24)
Other businesses	(25,015)	(28,894)	13	(83,548)	(110,810)	25
Corporate office	(17,670)	(14,081)	(25)	(49,714)	(43,454)	(14)
	$67,136	$81,648	(18)	$187,360	$143,001	31
Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$1,404	$2,421	(42)	$5,222	$8,267	(37)
Television broadcasting	1,360	1,360	—	4,080	4,070	0
Manufacturing	4,442	2,619	70	9,304	8,387	11
Healthcare	1,095	159	—	1,330	1,393	(5)
Automotive	560	5	—	570	10	—
Other businesses	3,066	1,821	68	6,486	33,354	(81)
Corporate office	—	—	—	—	—	—
	$11,927	$8,385	42	$26,992	$55,481	(51)
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$50,456	$37,311	35	$140,492	$109,021	29
Television broadcasting	28,134	63,274	(56)	83,192	126,745	(34)
Manufacturing	11,137	7,114	57	29,045	20,216	44
Healthcare	22,087	14,419	53	65,736	34,481	91
Automotive	6,868	9,069	(24)	22,663	28,929	(22)
Other businesses	(21,949)	(27,073)	19	(77,062)	(77,456)	1
Corporate office	(17,670)	(14,081)	(25)	(49,714)	(43,454)	(14)
	$79,063	$90,033	(12)	$214,352	$198,482	8

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	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2025	2024	Change	2025	2024	Change
Depreciation
Education	$7,085	$8,576	(17)	$22,261	$26,736	(17)
Television broadcasting	2,597	2,756	(6)	7,850	8,494	(8)
Manufacturing	3,219	2,818	14	8,576	8,227	4
Healthcare	1,837	1,754	5	5,346	5,031	6
Automotive	1,718	1,774	(3)	5,155	5,203	(1)
Other businesses	2,671	3,522	(24)	9,813	11,909	(18)
Corporate office	171	132	30	503	432	16
	$19,298	$21,332	(10)	$59,504	$66,032	(10)
Pension Expense
Education	$4,318	$4,445	(3)	$12,954	$13,267	(2)
Television broadcasting	1,475	1,528	(3)	4,426	4,583	(3)
Manufacturing	866	978	(11)	2,596	1,897	37
Healthcare	2,496	4,804	(48)	7,488	14,413	(48)
Automotive	(1)	29	—	47	86	(45)
Other businesses	1,857	1,963	(5)	5,868	5,577	5
Corporate office	761	1,014	(25)	2,284	3,043	(25)
	$11,772	$14,761	(20)	$35,663	$42,866	(17)
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$61,859	$50,332	23	$175,707	$149,024	18
Television broadcasting	32,206	67,558	(52)	95,468	139,822	(32)
Manufacturing	15,222	10,910	40	40,217	30,340	33
Healthcare	26,420	20,977	26	78,570	53,925	46
Automotive	8,585	10,872	(21)	27,865	34,218	(19)
Other businesses	(17,421)	(21,588)	19	(61,381)	(59,970)	(2)
Corporate office	(16,738)	(12,935)	(29)	(46,927)	(39,979)	(17)
	$110,133	$126,126	(13)	$309,519	$307,380	1
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2025	2024	Change	2025	2024	Change
Operating Revenues
Kaplan international	$294,292	$277,009	6	$827,719	$813,833	2
Higher education	92,162	85,655	8	265,387	246,818	8
Supplemental education	86,679	76,134	14	242,243	221,389	9
Kaplan corporate and other	280	158	77	315	5,739	(95)
Intersegment elimination	(751)	(866)	—	(1,458)	(4,192)	—
	$472,662	$438,090	8	$1,334,206	$1,283,587	4
Operating Expenses
Kaplan international	$265,399	$251,471	6	$738,827	$731,159	1
Higher education	77,479	74,270	4	219,925	215,560	2
Supplemental education	71,700	64,948	10	213,890	199,951	7
Kaplan corporate and other	8,417	10,875	(23)	22,516	32,096	(30)
Amortization of intangible assets	1,404	2,421	(42)	5,222	8,267	(37)
Intersegment elimination	(789)	(785)	—	(1,444)	(4,200)	—
	$423,610	$403,200	5	$1,198,936	$1,182,833	1
Operating Income (Loss)
Kaplan international	$28,893	$25,538	13	$88,892	$82,674	8
Higher education	14,683	11,385	29	45,462	31,258	45
Supplemental education	14,979	11,186	34	28,353	21,438	32
Kaplan corporate and other	(8,137)	(10,717)	24	(22,201)	(26,357)	16
Amortization of intangible assets	(1,404)	(2,421)	42	(5,222)	(8,267)	37
Intersegment elimination	38	(81)	—	(14)	8	—
	$49,052	$34,890	41	$135,270	$100,754	34
Operating Income (Loss) before Amortization of Intangible Assets
Kaplan international	$28,893	$25,538	13	$88,892	$82,674	8
Higher education	14,683	11,385	29	45,462	31,258	45
Supplemental education	14,979	11,186	34	28,353	21,438	32
Kaplan corporate and other	(8,137)	(10,717)	24	(22,201)	(26,357)	16
Intersegment elimination	38	(81)	—	(14)	8	—
	$50,456	$37,311	35	$140,492	$109,021	29
Depreciation
Kaplan international	$6,072	$7,202	(16)	$19,014	$21,735	(13)
Higher education	314	589	(47)	1,153	2,291	(50)
Supplemental education	692	777	(11)	2,076	2,653	(22)
Kaplan corporate and other	7	8	(13)	18	57	(68)
	$7,085	$8,576	(17)	$22,261	$26,736	(17)
Pension Expense
Kaplan international	$142	$198	(28)	$428	$527	(19)
Higher education	1,849	1,903	(3)	5,546	5,729	(3)
Supplemental education	1,929	1,962	(2)	5,788	5,874	(1)
Kaplan corporate and other	398	382	4	1,192	1,137	5
	$4,318	$4,445	(3)	$12,954	$13,267	(2)
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$35,107	$32,938	7	$108,334	$104,936	3
Higher education	16,846	13,877	21	52,161	39,278	33
Supplemental education	17,600	13,925	26	36,217	29,965	21
Kaplan corporate and other	(7,732)	(10,327)	25	(20,991)	(25,163)	17
Intersegment elimination	38	(81)	—	(14)	8	—
	$61,859	$50,332	23	$175,707	$149,024	18
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets plus Depreciation Expense and Pension Expense.
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NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. GAAP requires that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Condensed Consolidated Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.
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The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended September 30
	2025			2024
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$183,038	$56,800	$126,238	$113,006	$38,500	$74,506
Attributable to noncontrolling interests			(3,313)			(2,003)
Attributable to Graham Holdings Company Stockholders			122,925			72,503
Adjustments:
Intangible and other long-lived asset impairment charges	2,235	522	1,713	—	(626)	626
Charges related to non-operating Separation Incentive Programs	2,546	651	1,895	3,665	938	2,727
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	718	(6,198)	6,916	9,730	(3,501)	13,231
Net gains on marketable equity securities	(84,768)	(21,735)	(63,033)	(30,496)	(7,808)	(22,688)
Net losses of affiliates whose operations are not managed by the Company	5,787	1,484	4,303	2,307	590	1,717
Gain on sale of certain businesses and websites	—	—	—	(3,763)	(1,197)	(2,566)
Net non-operating (gain) loss from earnings, write-up and impairment of equity and cost method investments	(17,122)	(4,395)	(12,727)	14,236	3,642	10,594
Net Income, adjusted (non-GAAP)			$61,992			$76,144

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$27.91			$16.42
Adjustments:
Intangible and other long-lived asset impairment charges			0.39			0.14
Charges related to non-operating Separation Incentive Programs			0.43			0.62
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			1.57			3.00
Net gains on marketable equity securities			(14.31)			(5.14)
Net losses of affiliates whose operations are not managed by the Company			0.98			0.39
Gain on sale of certain businesses and websites			—			(0.58)
Net non-operating (gain) loss from earnings, write-up and impairment of equity and cost method investments			(2.89)			2.40
Diluted income per common share, adjusted (non-GAAP)			$14.08			$17.25

The adjusted diluted per share amounts may not compute due to rounding.
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	Nine Months Ended September 30
	2025			2024
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$277,282	$84,900	$192,382	$267,118	$86,100	$181,018
Attributable to noncontrolling interests			(8,814)			(5,175)
Attributable to Graham Holdings Company Stockholders			$183,568			$175,843
Adjustments:
Goodwill and other long-lived asset impairment charges	2,235	522	1,713	26,287	5,067	21,220
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Program	9,185	2,351	6,834	20,493	5,246	15,247
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	68,278	7,496	60,782	85,145	8,740	76,405
Net gains on marketable equity securities	(117,026)	(30,006)	(87,020)	(154,276)	(39,502)	(114,774)
Net losses of affiliates whose operations are not managed by the Company	18,110	4,643	13,467	4,922	1,260	3,662
Gain on sale of certain businesses and websites	—	—	—	(7,246)	(1,956)	(5,290)
Net non-operating (gain) loss from earnings, write-up and impairment of equity and cost method investments	(4,443)	(1,189)	(3,254)	14,980	3,833	11,147
Net Income, adjusted (non-GAAP)			$176,090			$183,460

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$41.75			$39.49
Adjustments:
Goodwill and other long-lived asset impairment charges			0.39			4.77
Charges related to non-operating Separation Incentive Programs and Voluntary Retirement Incentive Program			1.55			3.42
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			13.83			17.16
Net gains on marketable equity securities			(19.79)			(25.77)
Net losses of affiliates whose operations are not managed by the Company			3.06			0.82
Gain on sale of certain businesses and websites			—			(1.19)
Net non-operating (gain) loss from earnings, write-up and impairment of equity and cost method investments			(0.74)			2.50
Diluted income per common share, adjusted (non-GAAP)			$40.05			$41.20

The adjusted diluted per share amounts may not compute due to rounding.

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